EXHIBIT 10.6

RESTATED INVESTOR RIGHTS AGREEMENT

THIS RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is made as of August 14, 2001, by and among PRN Corporation, a Delaware corporation (the “Company”), certain holders of the Company’s stock as set forth herein (individually reference herein as the “Holder” and collectively as the “Holders”), including Jeffrey M. Cohen, the founder of the Company (the “Founder”) and Jeffrey M. Cohen and Associates, Inc., a Delaware corporation controlled by the Founder (“JMCA”).

RECITALS

WHEREAS, certain Holders (the “Existing Holders”) are entitled to registration, first refusal, co-sale and other rights pursuant to a Restated Investor Rights Agreement dated as of June 27, 2000 (the “Prior Agreement”);

WHEREAS, the Company and certain Holders (the “Series E Holders”) are parties to a Series E Preferred Stock and Warrant Purchase Agreement of even date herewith (the “Series E Agreement”) providing for, among other things, the issuance of shares of the Company’s Series E Preferred Stock and warrants to acquire shares of the Company’s Class A Common Stock (respectively, the “Series E Preferred” and the “Common Stock Warrants”); and

WHEREAS, the Founder owns (i) 676,550 shares of Company’s Common Stock, Class A, (ii) 1,881,130 shares of the Company’s Common Stock, Class B, and (iii) 120 shares of the Company’s Common Stock, Class A held by Jeffrey M. Cohen, as Custodian for Adam Cohen;

WHEREAS, JMCA owns 159,600 shares of the Company’s Common Stock, Class B; and

WHEREAS, the Company, the Founder and JMCA are parties to that certain Conditional Purchase Agreement for Purchase and Sale of Common Stock, Class B of PRN Corporation (the “Conditional Agreement”), dated August 3, 2001, providing for, among other things, the conversion of the Class B Common held by the Founder and JMCA, respectively, into Class A Common (the “Class B Conversion”) and the repurchase of $5,000,000 in value of Class B Common held by the Founder and JMCA (the “Cohen Repurchase”), which Conditional Agreement is conditional on (i) the termination of any and all co-sale rights under the Prior Agreement, as such co-sale rights apply to shares of the Company’s capital stock held by the Founder and JMCA (the “Co-Sale Termination”) and (b) the amendment of the Prior Agreement to provide that Mr. Cohen shall be a member of the Board of Directors of the Company and Chairman of such board until the occurrence of certain events (the “Cohen Board Rights”).

WHEREAS, to induce (a) the Series E Holders to purchase the Series E Preferred and Common Warrants and to enter into the Series E Agreement and (b) the Founder and JMCA to enter into the Conditional Agreement and effect the Class B Conversion, the Company, the Founder, JMCA and the Existing Investors who are signatories to this Agreement and who hold at least a majority of the outstanding Registrable Securities (as defined in the Prior Agreement) desire, respectively (a) to provide the Series E Investors with certain registration and other rights found in the Prior Agreement in respect of the Series E Preferred and Common Warrants and (b) to effect the Co-Sale Termination and establish the Cohen Board Rights, by amending the Prior Agreement, pursuant to Section 6.4 thereof, to make such changes as are specified herein.

AGREEMENT

NOW, THEREFORE, in reliance on the foregoing recitals, and in and for the mutual covenants and consideration set forth herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

(a) The terms “Affiliate” and “Affiliated” shall refer to any person who is an “affiliate” as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. For purposes of this definition, “person” shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

(b) “Allen Group” shall mean Allen & Company Incorporated together with its directors, officers and other affiliates.

(c) “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(d) “Common Stock” shall mean the Company’s Common Stock, Class A, par value $0.001 per share.

(e) “Conversion Stock” means (i) Common Stock issued or issuable pursuant to conversion of the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and Series E Preferred and (ii) Common Stock or Preferred Stock issued or issuable pursuant to the exercise of the Warrants, including, for greater certainty, Common Stock issuable upon the conversion of Preferred Stock issuable upon the exercise of such Warrants.

(f) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

(g) “GE Capital” shall mean GE Capital Equity Investments, Inc. together with its directors, officers and affiliates.

(h) “Holder” shall mean any holder of Company stock who is a signatory hereto and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in compliance with Section 6.3 hereof; provided, however, that neither the Founder nor JMCA shall be deemed a Holder or Holders for purposes of Article III and Article IV of this Agreement.

(i) “New Securities,” shall mean any Common Stock, Preferred Stock and any other capital stock of the Company whether or not authorized on the date hereof, and rights, options, or warrants to purchase Common Stock, Preferred Stock or any capital stock of the Company and securities of any type whatsoever that are, or may become, convertible into Common Stock or Preferred Stock or any capital stock of the Company; provided, however, that “New Securities” does not include the following:

(i) shares of Common Stock, or options to purchase shares of Common Stock, issued or granted to officers, directors, employees, consultants and advisors of the Company pursuant to stock plans, option plans or other primarily compensatory arrangements approved by the Board of Directors on or prior to the date hereof or approved hereafter by the Board of Directors, including the Shamrock Designee (as hereafter defined);

(ii) shares of Common Stock issuable upon conversion of the Preferred Stock;

(iii) shares of Common Stock or Preferred Stock issuable upon exercise of the outstanding Warrants;

(iv) securities of the Company offered to the public pursuant to a registration statement filed under the Securities Act;

(v) securities of the Company issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all assets, or other reorganization;

(vi) securities of the Company issued in connection with equipment lease financing transactions and other debt financing transactions, approved, in each case, by the Board of Directors;

(vii) shares of Common Stock, Preferred Stock or any capital stock of the Company issued in connection with any stock split, stock dividend, or recapitalization by the Company;

(viii) securities of the Company issued to one or more entities if (A) the Board of Directors determines in its reasonable discretion that the transaction provides strategic benefits to the Company not available through the sale of such securities to one or more Holders and (B) neither the Founder nor any of his affiliates acquires securities in such transaction; or

(ix) securities of the Company issued in connection with the settlement of an action, suit, proceeding or similar matter, approved by the Board of Directors.

(j) “Preferred Initiating Holders” shall mean the Holders (for so long as such Holder is a holder of Registrable Securities) originally requesting a registration of Registrable Securities pursuant to Sections 2.1 and 2.3 hereof.

(k) “Preferred Stock” shall mean the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and Series E Preferred.

(l) “Registrable Securities” means (i) the Conversion Stock, (ii) any Common Stock or other securities issued or issuable in respect of the Conversion Stock upon any stock split, stock dividend, recapitalization, or similar event, or (iii) any Common Stock otherwise issued or issuable with respect to the Conversion Stock; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities for the purpose of the registration rights set forth in Section 2, 3 and 4 hereof if and so long as: (A) such securities have not been transferred other than a transfer in accordance with Section 6.3 hereof; (B) such securities have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction; or (C) in the case of a Holder who then holds less than 1% of the then outstanding common stock of the Company (determined on the basis of assumed conversion of all securities convertible into Common Stock of the Company), all such shares held by the Holder may, in the reasonable opinion of counsel for the Company, be sold by the Holder thereof under Rule 144 promulgated under the Securities Act, or a successor rule, within a three-month period.

(m) The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

(n) “Registration Expenses” shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 2.1, 2.2 and 2.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, legal fees of one firm acting as counsel for the Holders and all other holders of registration rights, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding (i) the compensation of regular employees of the Company, which shall be paid in any event by the Company and (ii) Selling Expenses).

(o) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

(p) “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of securities registered by the Holders, and all fees and disbursements of counsel for any Holder (except as expressly provided within the definition of Registrable Expenses).

(q) “Series A Preferred” shall mean the Company’s Series A Preferred Stock, par value $0.01 per share.

(r) “Series B Preferred” shall mean the Company’s Series B Preferred Stock, par value $0.01 per share.

(s) “Series C Preferred” shall mean the Company’s Series C Preferred Stock, par value $0.01 per share.

(t) “Series D Preferred” shall mean the Company’s Series D Preferred Stock, par value $0.01 per share.

(u) “Series E Preferred” shall mean the Company’s Series E Preferred Stock, par value $0.01 per share.

(v) “Series E Registrable Securities” shall mean Common Stock issued or issuable on the conversion of the Series E Preferred and Common Stock issued or issuable upon exercise of the Common Stock Warrants.

(w) “Shamrock” shall mean Shamrock Capital Growth Fund, L.P., together with its affiliates.

(x) “Warrants” shall mean (i) a warrant held by David R. Schopp to purchase 19,054 shares of Common Stock, (ii) a warrant held by Linc Capital Management, Inc. to purchase up to 30,000 shares of Series A Preferred Stock; (iii) a warrant held by Michael Petruzello to purchase up to 100,000 shares of Series C Preferred Stock; (iv) a warrant held by Robert Newman to purchase up to 8,500 shares of Common Stock; (v) a warrant to acquire 21,250 shares of Class A Common held by Wilson Sonsini Goodrich & Rosati, P.C.; (vi) a warrant held by Robert Parks to purchase 12,737 shares of Common Stock; (vii) warrants held by Moore Global Investments, Ltd. (“Moore”) and Remington Investment Strategies, L.P. (“Remington”) to purchase 976,667 shares of Common Stock, (viii) warrants held by Moore, Remington and State Treasurer of the State of Michigan, Custodian of the Michigan Public School Employees’ Retirement System, State Employees’ Retirement System, Michigan State Police Retirement System and Michigan Judges Retirement System (a “Michigan Fund”) to purchase 119,048 shares of Series B Preferred, (ix) a warrant held by Allen Group to purchase 650,000 shares of Series C Preferred, (x) a warrant held by GE Capital to purchase 120,000 shares of Series C Preferred, (xi) the warrants issued or issuable under the Warrant Purchase Agreement entered into by and between the Company and Panasonic Technologies, Inc., on June 27, 2000 (the “PTI Warrants”) and (xii) the Common Stock Warrants.

ARTICLE II

REGISTRATION RIGHTS

2.1 Requested Registration.

(a) Request for Registration. In case the Company shall receive from Preferred Initiating Holders, GE Capital or Shamrock (each herein “Initiating Holders”) a written request that the Company effect any registration, qualification or compliance with respect to (1) in the case of a request from Preferred Initiating Holders, not less than 33% of the aggregate Registrable Securities then outstanding (or a lesser number if the anticipated aggregate offering price of the Registrable

Securities proposed to be issued (before deduction of underwriting discounts and expenses of sale) would exceed $10,000,000) or (2) in the case of a request from GE Capital or Shamrock not less than 10% of the aggregate Series E Registrable Securities then outstanding (or a lesser number if the anticipated aggregate offering price of the Registrable Securities proposed to be issued (before deduction of underwriting discounts and expenses of sale) would exceed $5,000,000) the Company will:

(i) promptly give written notice of the proposed registration, qualification or compliance to all Holders and other holders of registration rights; and

(ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders, or other securities of any holder or holders entitled to registration rights, as are specified in a written request received by the Company within fifteen (15) days after receipt of such written notice from the Company;

provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.1(a):

(A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(B) Prior to the earlier of (i) August 14, 2002 and (ii) six months after the closing of the Company’s initial firm commitment public offering;

(C) If the Company, within fifteen (15) days of a request from Initiating Holders, gives notice of its intention to file a registration statement with the Commission within sixty (60) days of the date of such notice, during the period commencing on the date such notice is given and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that (i) the Company continues in good faith to proceed toward filing the registration statement and in any event so files it within ninety (90) days following advice to the Initiating Holders of the Company’s intent to make such filing, (ii) the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, (iii) the period referred to herein during which the Company may defer a registration requested hereunder may not exceed eight (8) months, and (iv) in the event the Company defers a registration requested hereunder pursuant to this paragraph (C), for a period of time (the “Deferral Period”), the Company may not again invoke the provisions of this paragraph (C) at any time prior to six (6) months following termination of such Deferral Period;

(D) With respect to requests from Preferred Initiating Holders, after the Company has effected at the request of Preferred Initiating Holders three (3) such registrations pursuant to this Section 2.1(a), and such registrations have been declared or ordered effective;

(E) With respect to requests from Shamrock, the Company has effected at the request of Shamrock two (2) such registrations pursuant to this Section 2.1(a), and such registrations have been declared or ordered effective;

(F) With respect to requests from GE Capital, the Company has effected at the request of GE Capital one (1) registration pursuant to this Section 2.1(a) and such registration has been declared or ordered effective; or,

(G) If the Company shall furnish to the Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, in which case the Company’s obligation to use its best efforts to register, qualify or comply under this Section 2.1 may be deferred, but not more than twice in any twelve-month period, for a period not to exceed sixty (60) days per deferral.

Subject to the foregoing paragraphs (A) through (G), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests for registration by the Initiating Holders. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected for purposes of Section 2.1(a)(ii)(D), (E) and (F) (as applicable), (1) if the registration statement does not remain effective until such time as all of the Registrable Securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration unless such Registrable Securities are not disposed of by reason of some act or omission by the Holders of Registrable Securities covered by such Registration Statement, (2) if, after it has become effective, but before all of the Registrable Securities included in such registration have been sold, such registration is subject to any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court that permanently prevents the sale of the Registrable Securities that were to have been registered for any reason not attributable to the actions or omissions of the holders of such Registrable Securities or (3) if the conditions to closing specified in a purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied and no such closing occurs, other than by reason of some act or omission by the holders of Registrable Securities covered by such registration statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected for purposes of Section 2.1(a)(ii)(E) and (F) (as applicable) if more than fifty percent (50%) of the Registrable Securities initially requested by Shamrock or GE Capital, as the case may be, for inclusion in such registration statement are excluded by the managing underwriter pursuant to Section 2.1(b) hereof.

(b) Underwriting. In the event that a registration pursuant to this Section 2.1 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 2.1(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.1, and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent requested, shall be limited to the extent provided herein.

The Company shall (together with all Holders proposing to distribute their securities through such underwriting), enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company subject to the reasonable approval of a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 2.1, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders proposing to include shares in the registration and underwriting, and the number of shares that may be included in the registration and underwriting shall be allocated as follows:

(i) if the Initiating Holders with respect to the registration was Shamrock or GE Capital, first, pro rata among the Series E Holders requesting inclusion in such registration and underwriting according to the number of Series E Registrable Securities entitled to registration held by such Holders at the time of filing the registration statement; and second, to the extent available, pro rata among all of the other Holders requesting inclusion in such registration according to the number of Registrable Securities and other securities entitled to registration held by such Holders at the time of filing the registration statement; and

(ii) if the Initiating Holders with respect to the registration were the Preferred Initiating Holders, pro rata among all of the Holders requesting inclusion in such registration according to the number of Registrable Securities and other securities entitled to registration held by such Holders at the time of filing the registration statement.

No Registrable Securities or other securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

If any Holder of Registrable Securities entitled to registration rights disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to, in the case of an initial public offering, one hundred and eighty (180) days after the effective date of such registration and, in the case of a secondary offering, ninety (90) days after the effective date of such registration, or in each such case such other shorter period of time as the underwriters may require.

(c) Participation by the Company. The Company shall also be entitled to include shares on its own behalf in any registration and underwriting pursuant to this Section 2.1, provided, that, in the event the managing underwriter in an underwritten offering advises the Initiating Holders that marketing factors require a limitation of the number of shares to be underwritten, then such Holders shall be entitled to include in the registration and underwriting all Registrable Securities and other securities entitled to registration rights that they desire to include therein, in accordance with the order of priority set forth in Section 2.1(b), prior to the inclusion of any shares on behalf of the Company.

(d) Right to Terminate Registration. If a demand for registration pursuant to Section 2.1 is made by Preferred Initiating Holders, Shamrock or GE Capital, then holders of a majority interest of the Registrable Securities requested to be included in a registration (in the case of a registration demanded by Preferred Initiating Holders), Shamrock (in the case of a registration demanded by Shamrock) or GE Capital (in the case of a registration demanded by GE Capital). as the case may be, shall have the right to require the Company to terminate or withdraw such registration prior to its effectiveness, whether or not the Company or any holder of registration rights has elected to include securities in such registration; provided, that, if, holders of a majority interest of the Registrable Securities requested to be included in such registration, Shamrock or GE Capital, as the case may be, so require termination or withdrawal of a registration, the registration will be deemed to have been declared or ordered effective for the purposes of Section 2.1(a)(ii)(D), (E) and (F) (as applicable), unless (1) the Preferred Initiating Holders, Shamrock or GE Capital, so requiring termination or withdrawal of such registration shall pay all Registration Expenses incurred by the Company in connection with the withdrawn or terminated registration or (2) if such withdrawal is based on material adverse information about the Company of which the Preferred Initiating Holders, Shamrock or GE Capital, as applicable, was not aware and could not reasonably be expected to be aware of at the time of the request.

2.2 Company Registration.

(a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans or to a Commission Rule 145 transaction or registrations described in Section 2.1 or 2.3, the Company will:

(i) promptly give to each Holder written notice thereof; and

(ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified by any Holder in a written request or requests made within twenty (20) days after receipt of such written notice from the Company.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.2, in the case of a registration initiated by the Company to register shares to be offered and sold by the Company, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities held by holders of registration rights to be included in such registration; provided, however, that the managing underwriter may exclude up to a maximum of (i) in a registration relating to the first underwritten firm commitment public offering of the Company for its own account, 100% of the Registrable Securities and other securities held by Holders so requested to be included in such registration provided that no securities other than securities being included on behalf of the Company are included in such registration, and (ii) in any other registration, the amount of Registrable Securities and other securities held by Holders which would result in the amount of Registrable Securities owned by the Holders to be included in such offering being not less than 25% of total amount of securities being offered by the Company and all Holders distributing their securities in such offering (provided that shares may not be excluded on behalf of the Holders unless (i) the Company first excludes shares not entitled to registration rights or having registration rights subordinate to the registration rights of the Holders and (ii) the Holders are entitled to include shares on at least a pro rata basis as compared to all other holders of registration rights which are on parity with those of the Holders). The Company shall so advise all Holders distributing their securities through such underwriting, and the number of shares of Registrable Securities and such other securities that may be included in the registration and underwriting on behalf of persons other than the Company shall be allocated among all Holders proposing to include shares in the registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities entitled to registration rights held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest 100 shares.

If any Holder disapproves of the terms of any such underwriting, the Holder may elect to withdraw therefrom by written notice to the Company, without prejudice to the right of any Holder to request registration pursuant to Section 2.1. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and, in the case of an initial public offering of the Company (an “IPO”), shall not be transferred in a public distribution prior to one hundred and eighty (180) days after the effective date of the registration statement relating thereto or such other shorter period of time as the underwriters may require; provided, however, that the restrictions on transfers of Registrable Securities described in the immediately preceding clause shall be conditional on the Company using commercially reasonable efforts to ensure that each director, officer of the Company and each holder of one percent (1%) or more of any class of the Company’s securities is subject to restrictions on transfer of like terms and duration.

Notwithstanding the foregoing, in the event that any underwritten registration is effected by the Company pursuant to this Section 2.2 upon the demand of a holder or holders of securities of the Company (other than Holders) who are entitled to require the Company to effect such a registration on their behalf, then the Holders entitled to participate in such registration shall be entitled to include in the registration and underwriting all securities entitled to registration that they desire to include therein, prior to the inclusion of any securities on behalf of the Company.

(c) Right to Terminate Registration. The Company, without prejudice to the rights of the Holders to request registration pursuant to Section 2, or the holders of other registration rights demanding a registration shall have the right to terminate or withdraw any registration initiated by it or them prior to the effectiveness of such registration whether or not any Holder has elected under this Section 2.2 to include securities in such registration.

2.3 Registration on Form S-3.

(a) If any Initiating Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one (1) registration pursuant to this Section 2.3 in any twelve (12) month period. The substantive provisions of Sections 2.1(a)(i), 2.1(a)(ii) (other than the proviso thereto), 2.1(b), 2.1(c) and 2.1(d) shall be applicable to each registration initiated under this Section 2.3.

(b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.3:

(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(ii) if the Company, within fifteen (15) days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within sixty (60) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), until the date six (6) months immediately following the effective date of any such registration statement, provided that (i) the Company continues in good faith to proceed toward filing the registration statement and in any event so files it within ninety (90) days following advice to the Initiating Holders of the Company’s intent to make such filing, (ii) the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, (iii) the period referred to herein during which the Company may defer a registration requested hereunder may not exceed eight (8) months, and (iv) in the event the Company defers a registration requested hereunder pursuant to this paragraph (ii), for a period of time (the “Deferral Period”), the Company may not again invoke the provisions of this paragraph (ii) at any time prior to six (6) months following termination of such Deferral Period; or

(iii) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, in which case the Company’s obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed one hundred twenty (120) days from the receipt of the request to file such registration by the Initiating Holder.

2.4 Expenses of Registration.

(a) In connection with (i) the three (3) registrations permitted the Preferred Initiating Holders pursuant to Section 2.1(a), (ii) the two (2) registrations permitted to Shamrock pursuant to Section 2.1(a), (iii) the one (1) registration permitted to GE Capital pursuant to Section 2.1(a), (iv) all registrations permitted pursuant to Section 2.2, and (v) all registrations pursuant to Section 2.3, all Registration Expenses incurred shall be borne by the Company, and all Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

(b) All Registration Expenses and Selling Expenses incurred in connection with any registrations not otherwise specified in Section 2.4(a) above shall be borne by the Holders and other holders participating in the registration, pro rata on the basis of the number of shares so registered.

2.5 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

(a) prepare and (within thirty (30) days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible) (in the case of a registration pursuant to Section 2.1, such filing to be made within thirty (30) days after the initial request of one or more Initiating Holders or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act) and thereafter use its best efforts to cause such registration statement to become and remain effective in compliance with the provisions of the Securities Act, provided, that, the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

(b) prepare and file with the Commission such amendments and supplements (including, without limitation, any document incorporated by reference or deemed to be incorporated by reference therein) to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities covered by such registration statement and each Holder and each underwriter or agent, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and, upon request, all schedules, appendixes and exhibits to any agreement or document included in any such exhibit), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus (or supplement thereto) and any summary prospectus) and any other prospectus (or supplement thereto) filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter or agent, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

(d) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller thereof and any underwriter or agent of the securities being sold by such seller and any Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter or agent to consummate the disposition in such jurisdictions of the securities owned by such seller, provided, that, the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(f) notify each seller of Registrable Securities covered by such registration statement and each Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, immediately upon the happening of any event as a result of which, the prospectus (including any amendment or supplement thereto) included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or Holder promptly prepare and furnish to such seller or Initiating Holder and each underwriter or agent, if any, a reasonable number of copies of a supplement to, or an amendment of, such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(g) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

(h) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its reasonable best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD.

2.6 Indemnification and Contribution.

(a) The Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of the Exchange Act or Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of the Exchange Act or Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof) joint or several, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other documents, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, (if applicable) the Exchange Act and other applicable federal and state securities laws or any rule or regulation promulgated thereunder applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

(b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify (to the extent permitted by law) the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Exchange Act or Section 15 of the Securities Act, each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of the Exchange Act or Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided that, notwithstanding anything herein to the contrary, the maximum aggregate amount for which a Holder shall be liable under this Section 2.6(b) shall be limited to the net proceeds received by the Holder from the sale of Securities in such registration and offering.

(c) Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense and settlement of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is prejudicial to the Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.6; then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability, to the extent permitted by law, (i) in such proportion as is appropriate to reflect the relative benefits received by the Holder and the underwriter derived from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the holder and the underwriter in connection with the statement or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Holder and the underwriter in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Holder from the sale of the Registrable Securities by the Holder pursuant to the underwriting agreement bear to the underwriting discounts and commissions received by the underwriter. The relative fault of the Company, the Holder and the underwriter, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided, that, the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of paragraph (a) of this Section 2.6, and in no event shall the obligation of any indemnifying party to contribute under this paragraph (d) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under paragraph (a) or (b) of this Section 2.6 had been available under the circumstances.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined pro rata allocation (even if the Holders, Initiating Holders and any underwriters or agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this paragraph (d), no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such Holder, the net proceeds received by such Holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

2.7 Information by Holder. The Holder or Holders included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

2.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of restricted securities, as such term is understood and defined in Rule 144 under the Securities Act, to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) so long as a Holder owns any restricted securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for a public offering of its securities), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as any such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

2.9 Standoff Agreement. Each Holder agrees, in connection with the Company’s IPO that, upon request of the Company and the underwriters managing such underwritten offering of the Company’s securities, the Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of capital stock of the Company (other than transfers to affiliates who agree to be bound by the restrictions in this Section 2.9 or those included in the registration) without the prior written consent of the Company and such underwriters for such period of time (not to exceed one hundred eighty (180) days) from the effective date of the registration statement filed in connection with the IPO as may be requested by the underwriters; provided, however, that the restrictions on Holders under this Section 2.9 in respect of transactions involving or relating to shares of the Company’s capital stock in respect of the Company’s IPO shall be conditional on the Company exercising commercially reasonable efforts to ensure that directors and officers of the Company and 1% stockholders of the Company are subject to restrictions in respect of Company securities of like terms and duration.

2.10 Additional Registration Rights. The Company agrees that it shall not, without the written consent of Holders of at least a majority of the then outstanding Registrable Securities including Holders of a majority of the then outstanding Series E Registrable Securities (including, for so long as Shamrock holds no less than fifty percent (50%) of the Series E Registrable Securities held by them as the “Series E Original Issue Date”, as defined in Section 5(a) of Article VI of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) (such amount, the “Shamrock Series E Threshold”), shares of Series E Registrable Securities held by Shamrock), grant registration rights to any person other than rights which are pari passu or subordinate to the rights of the Holders (it being understood that registration rights have been granted prior to the date hereof by the. Company to the Founder pursuant to that certain Director Retention and Compensation Agreement, entered into by and between the Company and the Founder, dated August 3, 2001).

ARTICLE III

RIGHT OF FIRST REFUSAL

3.1 Right of First Refusal for New Issuances. The Company hereby grants to each Holder a right of first refusal to purchase its pro rata share of any New Securities that the Company may, from time to time propose to sell and issue. Such pro rata share, for purposes of this right of first refusal, is the ratio of (x) the number of shares of Common Stock then owned by such Holder or issuable upon the exercise or conversion of outstanding securities and other rights convertible under or exercisable for Common Stock and then owned by such Holder, to (y) the sum of (i) the total number of shares of Common Stock then outstanding plus (ii) the total number of shares of Common Stock issuable upon exercise or conversion of currently outstanding securities and other rights convertible into or exercisable for Common Stock.

3.2 Procedure. This right of first refusal shall be subject to the following:

(a) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Holder written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. The Holder shall have twenty (20) days after delivery of such notice to agree to purchase all or part of its pro rata share of such New Securities at the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

(b) In the event the Holders fail to exercise in full their right of first refusal within the twenty (20) day period specified above, the Company shall have ninety (90) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) the New Securities respecting which the rights of the Holders were not exercised at a price and upon terms no more favorable to the purchasers thereof than specified in the Company’s notice. In the event the Company has not sold the New Securities within such ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of such agreement) the Company shall not thereafter issue or sell any New Securities, without first offering a pro rata share of such New Securities to the Holders in the manner provided above.

3.3 Termination of Rights. The provisions of this Section 3 shall expire upon the earlier of (i) as to any Holder, upon the occurrence of a Qualified Public Offering, as defined in Section 5(b) of Article VI of the Certificate of Incorporation of the Company, applicable to the series of Preferred Stock held by such Holder, and (ii) as to any Holder, such time as the Holder ceases to hold at least 5,000 shares of Conversion Stock (subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like). Conversion Stock held by investment funds or other companies which are under common control, together with affiliated persons, may be aggregated for the purposes of determining whether any such fund or person meets the threshold share holdings required by this Section 3.3, provided that such funds or other companies provide prior written notice of such relationship and aggregation to the Company and designate one such fund as the representative of all such aggregating funds and persons for the purposes of the rights set forth herein, in which case the Company shall be entitled to rely upon the written instructions of such representative in discharging the Company’s obligations hereunder to all such aggregating funds and persons.

ARTICLE IV

COVENANTS

4.1 Financial Information and Inspection Rights. The Company hereby covenants and agrees with each Holder that it will furnish the following reports and other information to such Holder:

(a) For so long as the Holder holds at least 50,000 shares of Registrable Securities (subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like), (i) as soon as practicable after the end of each fiscal year, and in any event within one hundred twenty (120) days thereafter, audited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and audited consolidated statements of income, shareholders equity and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles; (ii) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within forty-five (45) days thereafter, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income, shareholders equity and cash flows of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles except for omission of footnotes; and (iii) as soon as practicable after the end of each of the first two months of each quarterly period, and in any event within thirty (30) days thereafter, summary financial information for the month then ended and year to date (including balance sheet, statement of income and statement of cash flows).

(b) In addition to the foregoing information, for so long as any Holder (together with its affiliates) shall hold at least 50,000 shares of Registrable Securities (subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like), such Holder shall have the right at its expense to visit and inspect any of the properties of the Company and to discuss the affairs, finances and accounts of the Company with its management, at such reasonable times and as often as may be reasonably requested.

(c) In addition to the foregoing information, for so long as 50% of the Series E Registrable Securities issued under the Series E Agreement remain outstanding, the Company shall make available to any Holder who (together with its affiliates) holds at least 50% of the Series E Preferred held by such Holder as of the Series E Original Issue Date (as defined in the Company’s Certificate of Incorporation): (i) one month before the beginning of each fiscal year, a draft of the business plan of the Company for the subsequent fiscal year, including its proposed financial budget for such fiscal year (the “Budget”), (ii) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within forty-five (45) days thereafter, a reconciliation of the amounts specified in the Budget for such quarterly accounting period and the Company’s actual financial results for such accounting period and (iii) as soon as practicable after the end of each fiscal year of the Company and in any event within one hundred twenty (120) days thereafter, a reconciliation of the amounts specified in the Budget for such fiscal year and the Company’s actual financial results for such fiscal year.

(d) Shares of Registrable Securities held by or transferred to investment funds or other companies which are under common control (as well as individual persons affiliated with such funds or other companies) may be aggregated for the purposes of determining whether any such fund meets the threshold share holdings required by this Section 4.1, provided that such funds provide prior written notice of such relationship and aggregation to the Company and designate one such fund as the representative of all such aggregating funds for the purposes of the rights set forth herein, in which case the Company shall be entitled to rely upon the written instructions of such representative in discharging the Company’s obligations hereunder to all such aggregating funds.

4.2 Confidentiality. With respect to any information received by any Holder from the Company pursuant to the preparation and execution of this Agreement or disclosure in connection therewith or pursuant to the provisions of this Section 4, which the Company has not disclosed to others not subject to a confidentiality obligation and which is not otherwise made available to the public through no fault of any Holder or assignee of Holder rights (collectively, the “Confidential Information”), the Holder acknowledges and agrees that all such Confidential Information is confidential and for the Holder’s use only in connection with evaluating its investment in the Company, and the Holder further agrees that it will not disseminate such information to any person other than its accountant, investment advisor or attorney and that such dissemination shall be only for purposes of evaluating its investment. The Company agrees that any Holder may also make such disclosure of Confidential Information which may be required by law or court order, provided that the Holder shall use all reasonable efforts to provide to the Company prior written notice of such intended disclosure in order to enable the Company to seek to protect its rights in the Confidential Information to the fullest extent permissible under law. These confidentiality obligations, as they apply to GE Capital, shall terminate two (2) years after GE Capital (i) ceases to hold Investor Series C (including shares of Common Stock issued on conversion theory), and (ii) no longer has a representative on the Board.

4.3 Insurance. For so long as available on commercially reasonable terms, the Company shall maintain in full force and effect directors’ and officers’ liability insurance issued by an insurer of recognized responsibility, with such coverage and in such amounts as are customary in the case of companies of established reputations engaged in the same or similar business and similarly situated.

4.4 Termination. The covenants set forth in this Section 4 shall terminate and be of no further force or effect with respect to the Holders of Registrable Securities held as of the date hereof by Holders of Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred upon the first to occur of (i) the date upon which less than 25% of the Registrable Securities issued or issuable upon the date hereof remain outstanding, and (ii) the effective date of the Company’s initial public offering pursuant to a registration statement declared effective by the SEC. The covenants set forth in this Section 4 shall terminate and be of no further force or effect with respect to the Holders who acquire shares of Series E Preferred pursuant to the Series E Agreement upon the first to occur of (i) the date upon which less than 25% of the Registrable Securities issued or issuable pursuant to the Series E Agreement remain outstanding, and (ii) the effective date of a Qualified Public Offering as defined in Section 5(b) of Article VI of the Certificate of Incorporation of the Company with respect to the Series E Preferred (the “Series E Qualified Public Offering”).

4.5 The Company shall have all future employees and officers execute the Company’s standard form of Proprietary Information and Invention Agreement attached to the Series D Agreement as Exhibit D.

ARTICLE V

VOTING

5.1 Board Composition. During the term of this Section 5 and subject to Section 5.7 hereof and Section 4 of Article V of the Company’s Certificate of Incorporation and the relevant sections of the Company’s Bylaws (if any), each Holder agrees to vote all shares of Common Stock and Preferred Stock now or hereafter directly or indirectly owned (of record or beneficially) by such Holder, in such manner as may be necessary to elect (and maintain in office) as members of the Company’s Board of Directors, the following individuals:

(a) two (2) individuals designated by Shamrock from time to time, provided, that Shamrock continues to hold at least 500,000 shares of Conversion Stock (as appropriately adjusted for all stock splits, dividends, combinations, subdivisions, recapitalizations and the like) (each such director, a “Shamrock Designee”);

(b) two (2) individuals designated by GE Capital from time to time, provided, that GE Capital (or an entity over which GE Capital has management rights) continues to hold at least 500,000 shares of Conversion Stock (as appropriately adjusted for all stock splits, dividends, combinations, subdivisions, recapitalizations and the like) (each such director, a “GE Capital Designee”);

(c) one (1) individual designated by Allen & Co., Incorporated (“Allen”) from time to time, provided that Allen continues to hold at least 500,000 shares of Conversion Stock (as appropriately adjusted for all stock splits, dividends, combinations, subdivisions, recapitalizations and the like) (such director, the “Allen Designee”);

(d) the Founder or an individual designated by the Founder (the “Founder Designee”), provided that the Founder continues to hold at least 350,000 shares of Common Stock (as appropriately adjusted for all stock splits, dividends, combinations, subdivisions, recapitalizations and the like); and

(e) two (2) individuals (or such greater or lesser number of individuals equal to the number of authorized directors not designated pursuant to Sections 5.1(a), (b), (c) or (d)) to be designated by the holders of a majority of the outstanding Common Stock and Conversion Stock other than Shamrock, GE Capital, the Founder and Allen and their respective affiliated entities as long as such entity or person has the right to designate a director or directors pursuant to Sections 5.1(a), (b), (c) or (d), as the case may be (each such director, an “Other Designee”).

For purposes of this Agreement: (i) any individual who is designated for election to the Company’s Board of Directors pursuant to the foregoing provisions of this Section 5.1 is hereinafter referred to as a “Board Designee”; and (ii) any individual, entity, or group of individuals and/or entities who has the right to designate one or more Board Designees for election the Company’s Board of Directors pursuant to the foregoing provisions of this Section 5.1 is hereinafter referred to as a “Designator” or as “Designators”, as applicable.

5.2 Board Members. The first initial Shamrock Designee shall be Stephen D. Royer and the second initial Shamrock Designee shall be named by Shamrock after the date hereof; the initial GE Capital Designees shall be John Flannery and Andrew P. Bonanno; the initial Founder Designee shall be the Founder; the initial Allen Designee shall be Enrique Senior; and the initial Other Designees shall be Charles Nooney and Richard Dalbeck.

5.3 Changes in Board Designees. From time to time during the term of this Agreement, a Designator or Designators shall, in their sole discretion, have the sole right to:

(a) elect to remove from the Company’s Board of Directors any incumbent Board Designee who occupies a Board seat for which such Designator or Designators are entitled to designate the Board Designee under Section 5.1; and/or

(b) designate a new Board Designee for election to a Board seat for which such Designator or Designators are entitled to designate the Board Designee under Section 5.1 (whether to replace a prior Board Designee or to fill a vacancy in such Board seat); provided, that, such removal and/or designation of a Board Designee is approved in a writing signed by Designator or Designators who are entitled to designate such Board Designee under Section 5.1, in which case such election to remove a Board Designee and/or elect a new Board Designee will be binding on all such Designators who are entitled to designate such Board Designee. In the event of such a removal and/or designation of a Board Designee under this Section 5.3(a) or (b), the Holders shall vote their shares of the Company’s capital stock as provided in Section 5.1 to cause: (a) the removal from the Company’s Board of Directors of the Board Designee or Designees so designated for removal by the appropriate Designator or Designators; and (b) the election to the Company’s Board Directors of any new Board Designee or Designees so designated for election to the Company’s Board of Directors by the appropriate Designator or Designators.

5.4 Notice. The Company shall promptly give each of the Holders written notice of any change in composition of the Company’s Board of Directors and of any proposal by a Designator or Designators to remove or elect a new Board Designee.

5.5 Chairman of the Board. During the term of this Section 5 until the earlier of (a) August 3, 2004, (b) the time at which the Founder ceases to hold at least 500,000 shares of Common Stock (as appropriately adjusted for all stock splits, dividends, combinations, subdivisions, recapitalizations and the like) and (c) the time at which the Company shall terminate the Director Retention and Compensation Agreement entered into by and between the Company and the Founder, dated August 3, 2001 (the “Cohen Employment Agreement”), each Holder agrees to vote all shares of Common Stock and Preferred Stock now or hereafter directly or indirectly acquired (of record or beneficially) by such Holder in such manner as may be necessary to elect (and maintain in office) the Founder as the Chairman of the Company’s Board of Directors.

5.6 Term. The provisions of Sections 5.1 and 5.5 shall commence on the date hereof and Sections 5.1(d) and 5.5 shall terminate upon the consummation of the first sale of securities of the Company to the public pursuant to an effective registration statement filed by the Company under the Securities Act and Sections 5.1(a), (b) and (c) shall terminate on a Series E Qualified Public Offering.

ARTICLE VI

MISCELLANEOUS

6.1 Governing Law. This Agreement shall be governed by Delaware General Corporation Law as to the matters of corporate law and, as to all other matters, by the laws of the State of California, in each case as applied to agreements entered into by residents of such state and wholly to be performed within such state.

6.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Stockholder and the closing of the transactions contemplated hereby.

6.3 Successors and Assigns.

(a) The registration rights under Section 2 may be assigned freely by a Holder to a transferee or assignee of Registrable Securities, who agrees to be bound by the terms and conditions of this Agreement, provided that (except in the case of a transfer or assignment to an affiliate) the transferee or assignee acquires at least 50,000 shares of Registrable Securities (appropriately adjusted for any stock split, dividend, combination, recapitalization or similar event), except that a Holder may assign or transfer such rights to his Immediate Family upon his death by will or intestacy or to a trust for the benefit of his Immediate Family, and Landover may assign such rights to Glenn Cassens and Mr. Cassens may assign or transfer such rights to his Immediate Family upon his death by will or intestacy or to a trust for the benefit of his Immediate Family, and provided further that in each case the transferee or assignee agrees in writing to be bound by all of the terms and conditions hereof and the Company is given prior written notice of such assignment, including the name and address of the transferee or assignee and a description of the Registrable Securities being transferred or assigned. The rights of first refusal under Section 3 may be assigned freely by a Holder to a transferee or assignee that agrees to be bound by the terms and conditions of this Agreement, provided that (except in the case of a transfer or assignment to an affiliate) the transferee or assignee acquires at least 50,000 shares of Registrable Securities (appropriately adjusted for stock splits, dividends, combinations, recapitalizations and similar events), provided that in each case the Company is given prior written notice of such assignment, including the name and address of the transferee or assignee and a description of the Registrable Securities being transferred or assigned. The rights set forth in Sections 4.1(a) and (b) may be transferred or assigned to any transferee of not less than 50,000 shares of Registrable Securities (as adjusted for stock splits, dividends, combinations and the like), or with the consent of the Company (which consent shall not be unreasonably withheld) to any other transferee of Conversion Stock. The rights set forth in Section 4.1(c) may be assigned to any transferee of not less than 50,000 shares of Series E Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and the like), or with the consent of the Company (which consent shall not be unreasonably withheld) to any other transferee of Series E Registrable Securities. For the purposes of determining whether any transferee holds the number of shares of Registrable Securities required under this Section 6.3, Registrable Securities held by investment funds or other companies which are under common control and affiliated persons may be aggregated, provided that such funds or other companies provide prior written notice of such relationship and aggregation to the Company and designate one such fund as the representative of all such aggregating funds and persons for the purposes of the rights set forth herein, in which case the Company shall be entitled to rely upon the written instructions of such representative in discharging the Company’s obligations hereunder to all such aggregating funds and persons.

(b) Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.4 Entire Agreement, Amendment.

(a) This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matters hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. This Agreement supersedes and terminates any prior agreement with respect to the subject matter hereof, including without limitation the Prior Agreement.

(b) Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provision of this Agreement may be amended, waived or modified with the written consent of (i) the Company, (ii) the Holders of at least a majority of the outstanding Registrable Securities (iii) the holders of at least a majority of the then outstanding Series E Registrable Securities and (iv) with respect to any provision specifically affecting or granting rights to the Founder or a Holder in a manner different from other Holders, the Founder or such Holder, as the case may be.

6.5 Waiver of Notice and First Refusal Right of Existing Holders. In consideration of the benefits conferred upon the Company pursuant to the transactions contemplated by the Series E Agreement, the notice and first refusal rights of each Holder to (x) receive notice of the issuance by the Company of Series E Preferred and Common Stock Warrants and (y) to acquire a proportionate amount of the Series E Preferred and Common Stock Warrants, as such rights are set forth in

Section 3 of the Prior Agreement, are hereby waived to the extent that (i) the notice, if any, given by the Company to such Holder of the issuance of the Series E Preferred and Common Stock Warrants (and Common Stock issued or issuable upon conversion or exercise of the Series E Preferred and the Common Stock Warrants) failed to conform with the time, manner and other requirements of Section 3 of the Prior Agreement and (ii) the amount of the Series E Preferred, Common Stock Warrants (and Common Stock issued or issuable upon conversion or exercise of the Series E Preferred and the Common Stock Warrants), if any, being purchased by such Holder pursuant to the Series E Agreement is less than the Series E Preferred and Common Warrants that such Holder is otherwise entitled to purchase pursuant to Section 3 of the Prior Agreement.

6.6 Waiver of Co-Sale Right of Existing Holders. In consideration of the benefits conferred upon the Company pursuant to the transactions contemplated by the Conditional Agreement and the Cohen Employment Agreement, the notice and co-sale rights of each Holder to (x) receive notice of the Cohen Repurchase and (y) to participate in the Cohen Repurchase, as such rights are set forth in Section 5 of the Prior Agreement, are hereby waived to the extent that (i) the notice, if any, given by the Company to such Holder of the Cohen Repurchase failed to conform with the time, manner and other requirements of Section 5 of the Prior Agreement and (ii) the participation, if any, of such Holder in the Cohen Repurchase is less than the participation that such Holder is otherwise entitled to pursuant to Section 5 of the Prior Agreement.

6.7 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) seven (7) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) two (2) business days after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) two (2) business days after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to a Stockholder, at such person’s address as set forth on Schedule A to this Agreement, (ii) if to any other Holder, at such address as such Holder shall have furnished to the Company or, until any such Holder so furnishes an address to the Company, then to and at the address of the last Holder who has so furnished an address to the Company, (iii) if to an assignee of rights of a Holder, at such assignee’s address as it appears on the records of the Company, and (iv) if to the Company, at 201 Third Street, 7th Floor, San Francisco, CA 94103, Attn: Chief Executive Officer, with a copy to Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, CA 94304-1050, Attn: Howard S. Zeprun, or at such other address as a party may designate by ten (10) days’ advance written notice to the other party pursuant to the provisions above.

6.8 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

6.9 Expenses. Except as otherwise provided in Section 2, the Company and each Holder shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

6.10 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

6.11 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

6.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Stockholders, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

The foregoing agreement is hereby executed as of the date first above written.

PRN CORPORATION

By:	/s/ Charles Nooney

Title:	President

“HOLDERS”

JEFFREY M. COHEN

/s/ Jeffery Cohen

JEFFREY M. COHEN AND ASSOCIATES, INC.

By:

Title:

ETHOS PARTNERS, L.P.

By:	/s/ Stanley Shopkorn

Title:	General Partner

ZELUS INTERNATIONAL LTD.
By:	Ethos Capital Management Inc., as its Agent

By:	/s/ Stanely Shopkorn

Title:	General Partner

Signature Page to Restated Investor Rights Agreement

*STATE TREASURER OF THE STATE OF

MICHIGAN, CUSTODIAN OF THE MICHIGAN

PUBLIC SCHOOL EMPLOYEES’ RETIREMENT

SYSTEM, STATE EMPLOYEES’ RETIREMENT

SYSTEM, MICHIGAN STATE POLICE

RETIREMENT SYSTEM AND MICHIGAN

JUDGES RETIREMENT SYSTEM

By:
Title:

DAVID R. SCHOPP

ROBERT PARKS

STANLEY M. STERN

BAYER, EVERETT, AUGUST & BELOTE, LLP

By:
Title:

MOORE GLOBAL INVESTMENTS, LTD.

By:	/s/ Anthony Gallagher

Title:	Director of Operations

Signature Page to Restated Investor Rights Agreement

REMINGTON INVESTMENTS STRATEGIES, L.P. By: Moore Capital Advisors L.L.C.

By:	/s/ Anthony Gallagher

Title:	Director of Operations

Signature Page to Restated Investor Rights Agreement

SHAMROCK CAPITAL GROWTH FUND, L.P.

By:	/s/ Stephen Royer
Title:	Vice President

Signature Page to Restated Investor Rights Agreement

GE CAPITAL EQUITY INVESTMENTS, INC.

By:	/s/ [illegible]
Title:	Vice President

Signature Page to Restated Investor Rights Agreement

ALLEN & COMPANY, INCORPORATED

By:	/s/ Enrique Senior

Title:	Managing Director

Signature Page to Restated Investor Rights Agreement

/s/ Stanley Shopkorn
STANLEY SHOPKORN

Signature Page to Restated Investor Rights Agreement

NORTHWOOD CAPITAL PARTNERS, L.L.C.

By:	/s/ [illegible]

Title:	President

SK PARTNERS

By:	/s/ [illegible]

Title:	Managing General Partner

SOUTHFIELD COMMUNICATIONS, L.L.C.

By:	/s/ [illegible]

Title:	Chairman

RICHARD K. WEBEL TRUST, DATED 4/20/98

By:	/s/ [illegible]

Title:	Trustee

Signature Page to Restated Investor Rights Agreement

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND

By:	/s/ [illegible]

Title:	CFO

CREDIT SUISSE WARBURG PINCUS-TRUST GLOBAL POST-VENTURE CAPITAL FUND

By:	/s/ [illegible]

Title:	CFO

Signature Page to Restated Investor Rights Agreement

MARC KELLER

/s/ Marc Keller

Signature Page to Restated Investor Rights Agreement

By:	/s/ Alan Englander
ALAN ENGLANDER

By:	/s/ Ian Smith
IAN SMITH

By:	/s/ Robert Aberback
ROBERT ABERBACH

Signature Page to Restated Investor Rights Agreement

MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD.

By:

Title:

NEOCARTA VENTURES, L.P.

By:	/s/ [illegible]

Title:	Managing Director

NEOCARTA SCOUT FUND, LLC

By:	/s/ [illegible]

Title:	Managing Director

WS INVESTMENTS 2000A

By:

Title:

HOWARD ZEPRUN

YOICHIRO TAKU

Signature Page to Restated Investor Rights Agreement

MOORE GLOBAL INVESTMENTS, LTD.

By:	/s/ Anthony Gallagher

Title:	Director of Operations

Signature Page to Restated Investor Rights Agreement

PRN CORPORATION

FIRST AMENDMENT TO

RESTATED INVESTOR RIGHTS AGREEMENT

This First Amendment to the PRN Corporation Restated Investor Rights Agreement, dated as of August 14, 2001 (the “Rights Agreement”) (the “Amendment”), is made as of January     , 2002. by and among PRN Corporation, a Delaware corporation, and certain Holders (as defined in the Rights Agreement).

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Paragraph (c) of Section 4.1 of the Rights Agreement is deleted in its entirety and replaced with the following paragraph:

(c) In addition to the foregoing information, for so long as 50% of the Series E Registrable Securities issued under the Series E Agreement remain outstanding, the Company shall make available to any Holder who (together with its affiliates) holds at least 50% of the Series E Preferred initially issued to such Holder under the Series E Agreement: (i) one month before the beginning of each fiscal year, a draft of the business plan of the Company for the subsequent fiscal year, including its proposed financial budget for such fiscal year (the `Budget”), (ii) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within forty-five (45) days thereafter, a reconciliation of the amounts specified in the Budget for such quarterly accounting period and the Company’s actual financial results for such accounting period and (iii) as soon as practicable after the end of each fiscal year of the Company and in any event within one hundred twenty (120) days thereafter, a reconciliation of the amounts specified in the Budget for such fiscal year and the Company’s actual financial results for such fiscal year.

2. The reference to “Section 5.7” of the Rights Agreement in the first sentence of Section 5.1 of the Rights Agreement is deleted in its entirety and replaced with a reference to “Section 5.6” of the Rights Agreement.

3. Paragraph (e) of Section 5.1 of the Rights Agreement is deleted in its entirety and replaced with the following paragraphs:

(e) one (1) individual designated by Moore Global Investments, Ltd. (“Moore”) from time to time; provided that Moore continues to hold at least 500,000 shares of Conversion Stock (as appropriately adjusted for all stock splits, dividends, combinations, subdivisions, recapitalizations and the like) (such director, the “Moore Designee”); and

(f) one (1) individual (or such greater or lesser number of individuals equal to the number of authorized directors not designated pursuant to Sections 5.1(a), (b), (c), (d) or (e)) to be designated by the holders of a majority of the outstanding Common Stock and Conversion Stock other than Shamrock, GE Capital, the Founder, Allen, Moore and their respective affiliated entities as long as such entity or person has the right to designate a director or directors pursuant to Sections 5.1(a), (b), (c), (d) or (e), as the case may be (each such director, an “Other Designee”).

4. Section 5.2 of the Rights Agreement is deleted in its entirely and replaced with the following paragraph:

5.2 Board Members. The first initial Shamrock Designee shall be Stephen D. Royer and the second initial Shamrock Designee shall be named by Shamrock after the date hereof; the initial GE Capital Designees shall be John Flannery and Andrew P. Bonanno; the initial Founder Designee shall be the Founder; the initial Allen Designee shall be Enrique Senior; the initial Moore Designee shall be James Caccavo; and the initial Other Designee shall be Charles Nooney.

5. Section 5.6 of the Rights Agreement is deleted in its entirety and replaced with the following paragraph:

5.6 Term. The provisions of Sections 5.1 and 5.5 shall commence on the date hereof and Sections 5.1(d) and 5.5 shall terminate upon the consummation of the first sale of securities of the Company to the public pursuant to an effective registration statement filed by the Company under the Securities Act and Sections 5.1(a), (b), (c), (e) and (f) shall terminate on a Series E Qualified Public Offering.

6. Except as expressly amended herein, the Rights Agreement shall remain in full force and effect.

7. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8. This Amendment shall be construed under Delaware General Corporation Law as to matters of corporate law and, as to all other matters of law, shall be governed and construed under the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO THE RESTATED RIGHTS AGREEMENT as of the date first written above.

PRN CORPORATION

By:
Charles Nooney
Chief Executive Officer

HOLDERS:

SHAMROCK CAPITAL GROWTH FUND, L.P.

By:
Name:
Title:

GE CAPITAL EQUITY INVESTMENTS, INC.

By:
Name:
Title:

EQUITY ASSET INVESTMENT TRUST

By:
Name:
Title:

ZELUS INTERNATIONAL LTD.

By:	Ethos Capital Management Inc., as its Agent
Name:
Title:

ETHOS PARTNERS, L.P.

By:
Name:
Title:

[Signature Page to First Amendment to Restated Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO THE RESTATED RIGHTS AGREEMENT as of the date first written above.

PRN CORPORATION

By:	/s/ Charles Nooney
Charles Nooney
Chief Executive Officer

HOLDERS:

SHAMROCK CAPITAL GROWTH FUND, L.P.

By:	/s/ Stephen Royer
Name:	Stephen Royer
Title:	Vice President

GE CAPITAL EQUITY INVESTMENTS, INC.

By:	/s/ John Flannery
Name:	John Flannery
Title:	MD

EQUITY ASSET INVESTMENT TRUST

By:	/s/ Andrew Bonanno
Name:	Andrew Bonanno
Title:	Vice President

ZELUS INTERNATIONAL LTD.

By:	Ethos Capital Management Inc., as its Agent
Name:	/s/ Stanley Shopkorn
Title:

ETHOS PARTNERS, L.P.

By:	/s/ Stanley Shopkorn
Name:
Title:

[Signature Page to First Amendment to Restated Rights Agreement]

MOORE GLOBAL INVESTMENTS, LTD.

By:	/s/ Anthony Gallagrer
Name:	Anthony Gallagrer
Title:	Director of Operations

REMINGTON INVESTMENT STRATEGIES, L.P.

By:	/s/ Anthony Gallagrer
Name:	Anthony Gallagrer
Title:	Director of Operations

ALLEN & COMPANY INCORPORATED

By:	/s/ Enrique Senior
Name:	Enrique Senior
Title:	EVP

NEOCARTA VENTURES, L.P., by NeoCarta Associates LLC, its General Partner

By:	/s/ Tony J. Pantuso
Name:	Tony J. Pantuso
Title:	Managing Directo

NEOCARTA SCOUT FUND, LLC, by NeoCarta Associates, LLC, its Managing Member

By:	/s/ Tony J. Pantuso
Name:	Tony J. Pantuso
Title:	Managing Directo

/s/ Stanley Shopkorn
STANLEY B. SHOPKORN

FOUNDER:

/s/ Jeffery Cohen
JEFFREY M. COHEN

[Signature Page to First Amendment to Restated Rights Agreement]

PRN CORPORATION

SECOND AMENDMENT TO

RESTATED INVESTOR RIGHTS AGREEMENT

This Second Amendment to the PRN Corporation Restated Investor Rights Agreement, dated as of August 14, 2001, as amended (the “Rights Agreement”) (the “Amendment”), is made as of May             , 2004. by and among PRN Corporation, a Delaware corporation, and certain Holders (as defined in the Rights Agreement).

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Paragraph (i) of Section 1.1 of the Rights Agreement is amended to add the following subsection (x):

“(x) Warrants to purchase up to an aggregate of 1,400,000 shares of Class A Common Stock issued to holders of Series E Preferred Stock pursuant to an agreement dated on or about                     , 2004, warrants to purchase up to an aggregate of 282,322 shares of Class A Common Stock issued to holders of Series D Preferred Stock pursuant to an agreement dated on or about May             , 2004, if any, and all shares of Common Stock issued or issuable upon exercise thereof.”

2. All references to the Certificate of Incorporation of the Company in the Rights Agreement shall refer to the Certificate of Incorporation of the Company as amended from time to time.

3. All references to Common Stock Warrants in the Rights Agreement shall mean all warrants to acquire shares of Class A Common Stock (a) issued pursuant to the Series E Agreement, (b) issued to holders of Series E Preferred Stock pursuant to an agreement dated on or about             , 2004 and (c) issued to holders of Series D Preferred Stock pursuant to an agreement dated on or about May             , 2004, if any.

4. Section 5.6 of the Rights Agreement is deleted in its entirety and replaced with the following paragraph:

“5.6 Term. The provisions of Sections 5.1 and 5.5 shall commence on August 14, 2001 and this Article V shall terminate upon the consummation of a Series E Qualified Public Offering.”

5. Except as expressly amended herein, the Rights Agreement shall remain in full force and effect. Capitalized terms used herein shall have the same meaning given to such terms in the Rights Agreement, unless otherwise defined herein.

6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7. This Amendment shall be construed under Delaware General Corporation Law as to matters of corporate law and, as to all other matters of law, shall be governed and construed under the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

EXHIBIT 10.6(c)

IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDMENT TO THE RESTATED RIGHTS AGREEMENT as of the date first written above.

PRN CORPORATION

By:	/s/ Charles Nooney

Charles Nooney Chief Executive Officer

HOLDERS:

JEFFREY M. COHEN

/s/ Jeffrey M. Cohen

JEFFREY M. COHEN AND ASSOCIATES, INC.

By:	/s/ Jeffrey M. Cohen

Title:	CEO

ETHOS PARTNERS, L.P.

By:	/s/ Stanley Shopkorn

Title:	Managing Partner

ZELUS INTERNATIONAL LTD. By: Ethos Capital Management Inc., as its Agent

By:	/s/ Stanley Shopkorn

Title:	Managing Partner

[Signature Page to Second Amendment to Restated Rights Agreement]

*STATE TREASURER OF THE STATE OF

MICHIGAN, CUSTODIAN OF THE MICHIGAN

PUBLIC SCHOOL EMPLOYEES’

RETIREMENT SYSTEM, STATE EMPLOYEES’

RETIREMENT SYSTEM, MICHIGAN STATE

POLICE RETIREMENT SYSTEM AND

MICHIGAN JUDGES RETIREMENT SYSTEM

By:

Title:

[Signature Page to Second Amendment to Restated Rights Agreement]

DAVID R. SCHOPP

/s/ David R. Schopp

ROBERT PARKS

STANLEY M. STERN

BAYER, EVERETT, AUGUST & BELOTE, LLP

By:

Title:

[Signature Page to Second Amendment to Restated Rights Agreement]

SHAMROCK CAPITAL GROWTH FUND, L.P.

By:	/s/ Stephen Royer

Title:	Executive Vice President

[Signature Page to Second Amendment to Restated Rights Agreement]

ALLEN & COMPANY, INCORPORATED

By:	/s/ [illegal]

Title:	Managing Director

[Signature Page to Second Amendment to Restated Rights Agreement]

/s/ Stanley Shopkorn STANLEY SHOPKORN

[Signature Page to Second Amendment to Restated Rights Agreement]

NORTHWOOD CAPITAL PARTNERS, L.L.C.

By:	/s/ Peter G. Schiff

Title:	President

SK PARTNERS

By:	/s/ Peter G. Schiff

Title:	Managing General Partner

SOUTHFIELD COMMUNICATIONS, L.L.C.

By:	/s/ Peter G. Schiff

Title:	Chairman

RICHARD K. WEBEL TRUST, DATED 4/20/98

By:	/s/ Peter G. Schiff

Title:	Trustee

[Signature Page to Second Amendment to Restated Rights Agreement]

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND

By:	/s/ Michael A. Pignatoro

Title:	Chief Financial Officer

CREDIT SUISSE WARBURG PINCUS-TRUST GLOBAL POST-VENTURE CAPITAL FUND

By:	/s/ Michael Pignatoro

Title:	Chief Financial Officer

[Signature Page to Second Amendment to Restated Rights Agreement]

MARC KELLER

/s/ Marc Keller

ALAN ENGLANDER

/s/ Alan Englander

IAN SMITH

/s/ Ian Smith

ROBERT ABERBACH

[Signature Page to Second Amendment to Restated Rights Agreement]

MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD.

By:

Title:

NEOCARTA VENTURES, L.P.

By:	/s/ MARGARET JACKSON

Title:	Managing Director

NEOCARTA SCOUT FUND, LLC

By:	/s/ MARGARET JACKSON

Title:	Managing Director

WS INVESTMENTS 2000A

By:	/s/ JAMES A. TERRANOVA

Title:	Manager

HOWARD ZEPRUN

YOICHIRO TAKU

[Signature Page to Second Amendment to Restated Rights Agreement]

RON JACOBY

[Signature Page to Second Amendment to Restated Rights Agreement]

BERGE WATHNE

SOFFIA WATHNE

THORUNN WATHNE

[Signature Page to Second Amendment to Restated Rights Agreement]

ATHENA INVESTMENT PARTNERS LP

By:

Title:

[Signature Page to Second Amendment to Restated Rights Agreement]

KENNETH M. SPENCE

/s/ KENNETH M. SPENCE

CHARLES J. LEVY, JR.

/s/ CHARLES J. LEVY, JR.

[Signature Page to Second Amendment to Restated Rights Agreement]

EQUITY ASSET INVESTMENT TRUST

By:	/s/ ANDREA ASSARAT

Title:	Senior Vice President

GE CAPITAL EQUITY INVESTMENTS, INC.

By:	/s/ ANDREA ASSARAT

Title:	Senior Vice President

[Signature Page to Second Amendment to Restated Rights Agreement]

DAVID BERGER

/s/ DAVID BERGER

[Signature Page to Second Amendment to Restated Rights Agreement]

MOORE MACRO FUND, L.P.

By:	/s/ [illegible]

Title:	Chief Financial Officer

[Signature Page to Second Amendment to Restated Rights Agreement]

MICHAEL P. PETRUZZELLO

[Signature Page to Second Amendment to Restated Rights Agreement]